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                 CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350
                  (SECTION 906 OF SARBANES-OXLEY ACT OF 2002)

                                 Eco Depot, Inc.

     In connection with the Annual Report of, Eco Depot, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nadine Sullivan, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 7, 2006

By:  /s/ Nadine Sullivan
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     Nadine Sullivan, President, Chief Executive Officer,
     Chief Financial Officer and Director














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